UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 7, 2022

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code: (201) 816-8900

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 7, 2022, ConnectOne Bank (the “Bank”), which is a wholly owned subsidiary of the Registrant, entered into the 2021 Supplemental Executive Retirement Plan Agreement (the “2021 SERP”), effective as of October 1, 2021, with each of the following named executive officers (collectively, the “Participants”):

Executive’s Name	Position with Bank
Frank Sorrentino III	Chairman & Chief Executive Officer
William S. Burns	Senior Executive Vice President & Chief Financial Officer
Elizabeth Magennis	Bank President

The 2021 SERPs were entered into to supplement, and not replace, those certain Supplemental Executive Retirement Plan Agreements entered into as of December 10, 2019 (and filed with the SEC on the Registrant’s Current Report on Form 8-K on December 16, 2019) by and between the Bank and the Participants (the “Existing SERPs”). The 2021 SERPs augment the Existing SERPS, as follows:

●	In the event of the Participant’s death during employment, Participant’s beneficiary shall be paid the Accrual Balance (as such term is defined in the 2021 SERP) with the assumption that benefits under the Plan are to be paid for fifteen (15) years, in a lump sum, less the amounts payable under the Split Dollar Life Insurance Policy;

●	The benefits to be payable to each Participant under the 2021 SERP shall continue under the later of the Participant’s death or until such time as 180 monthly payments have been made (being paid to the Participant’s beneficiary in the event of Participant’s death), in lieu of ceasing after 120 monthly payments under the Existing SERPS; and

●	The benefit amount payable to each Participant, calculated as a percentage of the Executive’s final salary, as defined in the 2021 SERP, exclusive of bonus, incentive compensation, and benefits as of the date of the termination of employment), have been increased as follows (in each case, the “Final Salary Percentage”)

Final Salary
Percentage
under the Existing
SERP and 2021
Executive’s Name	SERP’s combined
Frank Sorrentino III	37.5%
William S. Burns	30.0%
Elizabeth Magennis	30.0%

In all other respects, the 2021 SERPS are substantively identical to the Existing SERPs.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Supplemental Executive Retirement Plan by and between the Bank and each of Frank Sorrentino III, William S. Burns, and Elizabeth Magennis.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: April 8, 2022	By:	/s/ William S. Burns
WILLIAM S. BURNS
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Supplemental Executive Retirement Plan by and between the Bank and each of Frank Sorrentino III, William S. Burns, and Elizabeth Magennis
10.4	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.